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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    May 9, 1996
                                                 -----------------

                                REGIS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)
          0-11230                                     41-0749934
- -----------------------------              ---------------------------------
  (Commission File Number)                 (IRS Employer Identification No.)

      7201 Metro Boulevard, Minneapolis, MN                     55439
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (612) 947-7000
                                                   --------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

The Registrant on May 9, 1996, announced the agreement to acquire 154 hairstyling salons from National Hair Care Centers LLC attached hereto as Exhibits A and B.

The acquisition is not material to the Registrant and as such is not filed under
Item 2.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   REGIS CORPORATION

Date:  May 21, 1996                By:/s/ Frank E. Evangelist
                                   --------------------------
                                      Frank E. Evangelist
                                      Senior Vice President-Finance
                                      Chief Financial Officer

                                      Signing on behalf of the
                                      registrant and as principal
                                      accounting officer


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                                  EXHIBIT INDEX


Exhibit A    Press release announcing the agreement.

Exhibit B    Asset purchase agreement between Regis and National Hair Care
             Centers LLC.


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